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                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)________________________ December 16, 1998
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BANK ONE CORPORATION
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(Exact name of registrant as specified in its charter)


Delaware                              333-60313               31-0738296
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(State or other jurisdiction        (Commission             (IRS Employer
    of incorporation                File Numbers)        Identification No.)


One First National Plaza, Chicago, IL                            60670
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(Address of principal executive office)                        (Zip Code)


Registrant's telephone number, including area code:           312-732-4000
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Item 5. OTHER EVENTS

     On December 16, 1998, the Registrant issued a press release which is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

     Exhibit 99 contains certain estimates and projections regarding the Registrant which constitute forward looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995). Forward looking statements involve risks and uncertainties which may cause actual results to differ materially from those in such statements. Factors which could cause actual results to differ from those discussed in the forward looking statements include, but are not limited to: (a) risk and uncertainties related to the integration of BANC ONE CORPORATION and First Chicago NBD Corporation into the Registrant; (b) the strength of the U.S. economy in general and the strength of the local economies in which operations are conducted; (c) inflation, interest rate, market and monetary fluctuations; (d) changes occurring in the securities and capital markets; (e) changes in consumer spending, borrowing and saving habits; (f) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board; and (g) the success of the Registrant at managing the risks involved in the foregoing.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

          Exhibit Number    Description of Exhibits
          --------------    -----------------------
               99           Registrant's December 16, 1998 Press Release

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANK ONE CORPORATION
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                                       (Registrant)

Date: December 16, 1998                By /s/ M. Eileen Kennedy
                                         ---------------------------------
                                       Title: Treasurer
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                               INDEX TO EXHIBITS

Exhibit                     Description of                       Sequential Page
Number                         Exhibit                               Number
-------                     --------------                       ---------------
99            Registrant's December 16, 1998 Press Release